UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2023

GB Sciences, Inc.
(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-55462 (Commission File Number)	59-3733133 (IRS Employer I.D. No.)

3550 W. Teco Avenue
Las Vegas, Nevada 89118
(Address of Principal Executive Offices) (Zip Code)

(866) 721-0297
Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                    Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐                    Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 14, 2023, Zach Swarts resigned his position as Chief Financial Officer (“CFO”) of the Registrant (the “Company”) in order to pursue other business interests. The Company expresses its thanks to Mr. Swarts for the years of dedicated service he has given the Company and wishes him the best going forward. The resignation of Mr. Swarts was not a result of any disagreement or discord with the Company or its board of directors.

Also on April 14, 2023, the Company’s board of directors elected John Poss the Interim CFO of the Company. Mr. Poss is currently the CEO of the Company, a position he has held since April 29, 2016. Mr. Poss also serves as Chairman of the board of directors. Mr. Poss has served as the CFO of the Company in the past from August 2015 through August 2016.

Mr. Poss has over 30 years of experience working as a consultant to companies facing major transitions and transformations. Mr. Poss began his career in the Washington, D.C. office of Arthur Andersen & Co. and has served as chief executive officer, chief operating officer, chief financial officer and chief technology officer of both public and private companies in such diverse industries as homebuilding, mining, telecommunications, manufacturing, logistics, construction lending and mortgage banking. Immediately prior to joining the Company in 2015, Mr. Poss served as Chief Executive Officer of Experiential Teaching Online Corp., an educational content developer and for four years prior thereto owned and operated his own consulting firm. Mr. Poss has also worked extensively internationally, successfully negotiating agreements in countries throughout Asia, Europe and the Americas. Mr. Poss graduated from the University of Texas in 1974 with a degree in accounting. Mr. Poss is 75 years of age.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB Sciences, Inc. a Nevada corporation

Dated: April 14, 2023	By:	/s/ John Poss
John Poss
Chief Executive Officer